UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2019 (February 22, 2019)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
40, avenue Monterey
L-2163 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)

+352 2469 7900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On February 22, 2019, Altisource S.à r.l. (“Altisource”), a wholly-owned subsidiary of Altisource Portfolio Solutions S.A. (the “Company”), entered into (i) a binding term sheet (the “Term Sheet”), (ii) a request for services - resource retention (the “Request”) and (iii) a letter agreement regarding reservation of rights (the “Letter”) with Ocwen Financial Corporation and Ocwen Mortgage Servicing, Inc. (together with their affiliates, “Ocwen”) (Altisource and Ocwen each a “Party” and, collectively, the “Parties”).
As specified in the Term Sheet, the terms and conditions of the Term Sheet are binding and supersede and control over conflicting or inconsistent terms and conditions in other agreements between the Parties, and terms and conditions in agreements between the Parties as of the date of the Term Sheet that are not otherwise in conflict or inconsistent with the Term Sheet remain in full force and effect.
The Term Sheet includes the following:
REALServicing Technology

•	Altisource consents to Ocwen’s transition from Altisource’s REALServicing technology on the terms and conditions, and subject to the procedures, set forth in the Term Sheet.

•
Ocwen will pay all reasonable time and materials costs, software and hardware licensing fees and other out-of-pocket costs (such hourly charges, costs and fees collectively referred to as “Costs”), with certain Costs subject to a stated cap (“Fee and Cost Cap”), incurred by Altisource in connection with or related to the REALServicing technology transition and fees for continued access to REALServicing technology, as specified in the Term Sheet.

•
Pursuant to the Request, Ocwen will pay 50% of both an incentive payment plan and contingency retention plan (each subject to stated caps) to encourage certain Altisource technology employees or contractors to continue to remain employed or engaged by Altisource during the transition.

REALDoc Technology

•
Ocwen will pay Costs, with certain Costs subject to the Fee and Cost Cap, incurred by Altisource in connection with or related to the REALDoc technology transition and fees for continued access to REALDoc technology, as specified in the Term Sheet.

Altisource as Ocwen’s Strategic Service Provider

•
Altisource is confirmed as the strategic provider of Standard Services (as defined in the Term Sheet) on any and all portfolios, mortgage servicing rights, economic rights in mortgage servicing rights and similar or associated rights for which Ocwen is the servicer or subservicer (including with respect to certain portfolios previously serviced by PHH Corporation) to the extent Ocwen is permitted or otherwise has the right to designate a provider of Standard Services. However, under certain conditions and subject to certain limitations, Ocwen will be permitted to use service providers other than Altisource for up to 10% of Standard Services referrals, other than for services for the portfolios that Ocwen acquired, directly or indirectly, in the Homeward Residential, Inc. acquisition or pursuant to the order entered by the United States Bankruptcy Court for the Southern District of New York on November 21, 2012 in re Residential Capital, LLC, et al (Case No 12-12020)(ECF Doc #2246) (which, for the avoidance of doubt, collectively include all portfolios that Ocwen acquired, directly or indirectly, through its acquisitions of the equity, assets and/or other business rights of Homeward Residential, Inc. (and any affiliates thereof) and Residential Capital, LLC (and any affiliates thereof)).

Additional Modifications to Applicable Services Agreements

•
Except to the extent otherwise agreed by the Parties in the Term Sheet or in a subsequent definitive agreement between the Parties, specified existing metrics (subject to the provisions in the applicable services agreements and statements of work between the Parties) will be applied as set forth in the Term Sheet as the performance standards for services under the applicable services agreements.

•
As specified in the Term Sheet, if Altisource fails certain performance standards for specified periods of time, then Ocwen may terminate Altisource as a provider for the applicable service(s), subject to certain limitations and Altisource’s right to cure. However, if any such failure is due to any actions or inactions by Ocwen or any breach of any of Ocwen’s obligations, then Altisource will be deemed not to have failed such performance standard.

•
Ocwen will promptly review and act reasonably to approve requests by Altisource to assign any contracts between the Parties (in whole or in part) to Altisource affiliates or to one or more third parties in connection with one or more transactions involving (whether by merger, acquisition of equity, acquisition of assets and/or other similar transactions) one or more lines of business, provided that the assignee is able to satisfy the reasonable and applicable vendor qualifications as generally applied by Ocwen without discrimination.

•
For claims arising from referrals received by Altisource after the effective date of the Term Sheet, the Parties have agreed to certain changes with respect to limitations of liability, indemnities for third-party claims and negligence standards.

Mortgage Charge-Off Collections Services

•
Ocwen agrees to engage and utilize Altisource or its successor as sole provider of such services, except to the limited extent that Ocwen is required to engage an alternative provider of such services pursuant to its agreements with an applicable trustee, investor or portfolio owner or other entity who has the right to direct placement of such services.

The Letter confirms the Parties’ understanding with respect to the reservation of certain rights in light of the Parties’ entry into the Term Sheet.  Each Party reserves its rights and remedies in the event of any disputes between the Parties except in relation to Ocwen’s transfer from the REALServicing technology beginning in February 2019 or termination of the REALServicing statement of work. This specifically includes a reservation of each Party’s rights to assert damage claims against the other Party regarding any transfer by Ocwen to New Residential Investment Corp. (together with affiliates, “NRZ”) or any third party of the rights to designate a vendor, including each Party’s rights to assert claims against the other Party if any such transaction has caused or causes damage to the Party. Altisource believes that, except in limited circumstances, its agreements with Ocwen require Ocwen’s use of Altisource as service provider on Ocwen-serviced portfolios where Ocwen sold or sells mortgage servicing rights or the economics thereto to NRZ or to any third party and prevent Ocwen from transferring the downstream rights to NRZ or to any third party on such portfolios.
The Parties have also agreed to undertake diligent, good-faith efforts to negotiate more detailed agreements that reflect the terms of the Term Sheet and resolution of the remaining open issues. However, the failure of the Parties to sign any detailed agreements will have no effect on the validity, applicability or enforceability of the Term Sheet, Request or Letter.
This description of the Term Sheet, Request and Letter is not complete and is qualified in its entirety by reference to the entire Term Sheet, Request and Letter, copies of which will be attached as exhibits to the Company’s Form 10-Q for the quarterly period ending March 31, 2019 and incorporated herein by reference.
Forward-Looking Statements
This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” and similar expressions. Forward-looking statements are based on management’s beliefs, as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to the future and are not statements of historical fact, actual results may differ materially from what is contemplated by the forward-looking statements. Altisource does not undertake, and expressly disclaims, any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, our ability to retain existing customers and attract new customers and the potential for changes in our customer relationships, including as a result of any dispute with Ocwen; various risks relating to our ability to effectively manage our regulatory and contractual obligations; the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our Credit Agreement, including the financial and other covenants contained therein; as well as Altisource’s ability to retain key executives or employees, general economic and market conditions, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of Altisource’s Form 10-K and other filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2019

Altisource Portfolio Solutions S.A.

By:	/s/ Kevin J. Wilcox
Name:	Kevin J. Wilcox
Title:	Chief Administration and Risk Officer